                 Mellon Home Equity Line of Credit Trust 2001-1


                           $669,000,000 (Approximate)

                               Subject to Revision


                     March 6, 2001- Computational Materials


J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JPMorgan is the marketing name used by J.P. Morgan Chase & Co. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

This report is based on information provided by Mellon Bank, N.A. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


JPMorgan






THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          MELLON FINANCIAL MARKETS, LLC

                                 (LOGO) JPMorgan
--------------------------------------------------------------------------------


Term Sheet

$669,000,000 Notes (approximate)


Mellon Home Equity Line of Credit Trust 2001-1
Home Equity Line of Credit Asset-Backed Notes, Series 2001-1
Class A

Mellon Bank, N.A.
Seller / Servicer

J.P. Morgan Acceptance Corporation I
Depositor





March 6, 2001

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

--------------------------------------------------------------------------------

(LOGO) JPMorgan           MELLON FINANCIAL MARKETS, LLC            March 6, 2001

--------------------------------------------------------------------------------
                 Mellon Home Equity Line of Credit Trust 2001-1
           $669,000,000 Home Equity Line of Credit Asset-Backed Notes
                      Mellon Bank, N.A. - Seller / Servicer


                                                       Transaction Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                       Expected                                                        Expected
                     Approximate       Ratings                            Payment                        Final             Final
           Class      Class Size        (S&P/        Average Life     Window to 10% Call     Day      Maturity to        Maturity
  Class    Type     ($ thousands)      Moody's)      to 10% Call(1)      (months)(1)        Count     10% Call(1)         Date
------------------------------------------------------------------------------------------------------------------------------------
    A   Floating     $669,000          AAA/Aaa          3.28                64            Act/360      July 2006      March 20, 2027
------------------------------------------------------------------------------------------------------------------------------------

Managers:  JPMorgan (Lead) and Mellon Financial Markets, LLC (Co-Lead)
(1) Based on the prepayment and draw rate assumptions used for the Pricing Speed, described below.


Issuer:               Mellon Home Equity Line of Credit Trust 2001-1
Seller:               Mellon Bank, N.A.
Servicer:             Mellon Bank, N.A.
Depositor:            J.P. Morgan Acceptance Corporation I
Pricing Speed:        35% CPR / 25% annual draw rate
Settlement Date:      March 23, 2001 through DTC, Euroclear, and CEDEL.
Payment Dates:        Principal and interest paid monthly on the 20th (or next
                      business day if applicable) of every month starting
                      April 20, 2001.
Enhancement:          100% surety bond from AMBAC.
Amortization:         3-year Managed Amortization Period (see Summary of Terms).




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC


                                SUMMARY OF TERMS

Issuer:                     Mellon Home Equity Line of Credit Trust 2001-1

Offered  Securities:        $669,000,000 Home Equity Line of Credit
                            Asset-Backed Notes, Series 2001-1, Class A


Non-Offered Securities:     Certificates of beneficial interest in the trust

Depositor:                  J.P. Morgan Acceptance Corporation I

Seller and Servicer:        Mellon Bank, N.A.

Indenture Trustee:          Wells Fargo Bank Minnesota, N.A.

Owner Trustee:              Wilmington Trust Company

Custodian:                  Wells Fargo Bank Minnesota, N.A.

Insurer:                    Ambac Assurance Corporation

Rating Agencies:            Standard and Poor's ("S&P") and Moody's Investors
                            Service ("Moody's")

Lead Underwriter:           JPMorgan

Co-Lead Manager:            Mellon Financial Markets, LLC

Cut-off Date:               March 1, 2001

Closing Date:               On or about March 23, 2001

Payment Date:               20th of each month, or if such day is not a
                            business day, the next succeeding business day, beginning on April 20, 2001

Final Maturity Date:        March 20, 2027. The actual final payment date could
                            be substantially earlier.

Day Count:                  Actual/360, (settles flat / no delay)

Servicing Fee:              0.50% per annum

Trustee Fees:               0.0030% per annum of the note balance

Optional Clean-Up Call:     Any payment date after which the aggregate principal
                            balance of the notes declines to 10% or less of the note principal balance as of the closing date.

SMMEA Eligibility:          The notes will not be SMMEA eligible.

ERISA Eligibility:          Subject to the considerations in the prospectus
                            supplement, the notes will be ERISA eligible.

Tax Status:                 For federal income tax purposes, the notes
                            will be treated as debt instruments and the trust will not be treated as an association separately taxable as a corporation, a publicly traded partnership or a taxable mortgage pool.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

The Mortgage Pool:          The mortgage loan pool consists of 43,485 floating
                            rate and 254 fixed rate revolving home equity line of credit mortgage loans with an aggregate unpaid principal balance of approximately $679,486,727 as of the cut-off date. The mortgage loans are secured primarily by junior liens on one- to four-family residential properties.

                            Approximately 59.60% of the mortgage loans, by principal balance, are known to be secured by junior mortgages or deeds of trust, although for approximately 21.59% of mortgage loans the priority of the lien is not available to the seller.

The Notes:                  The trust will issue the notes under an indenture,
                            dated as of March 1, 2001, between the issuer and the indenture trustee. The notes will be secured by the assets of the trust and will have the benefit of the note guaranty insurance policy.

                            Payments on the notes will be made on the monthly payment dates from collections on the mortgage loans.

Interest Payments:          Interest will accrue from payment date to payment
                            date or, in the case of the first payment date, from the closing date. Interest accrued on the notes will be payable on each payment date at a note interest rate equal to lesser of (i) the LIBOR formula rate and (ii) the Available Funds Cap. For any payment date, the Interest Distribution Amount will equal interest accrued on the notes at such lesser rate, plus any unpaid overdue interest from prior payment dates and interest on any such overdue amount, to the extent lawful, at such lesser rate.

LIBOR Formula Rate:         The LIBOR formula rate for the notes for any payment
                            date will be one month LIBOR as of the second business day prior to the preceding payment date plus [ ]% (increased to [ ]% per annum after the first payment date on which the optional clean-up call may be exercised if the notes have not been redeemed).

Available Funds Cap:        The Available Funds Cap equals the weighted average
                            mortgage loan rate net of servicing fee, trustee fee, and surety premium as of the beginning of the related remittance period.

Net Funds Cap               On any payment date, if the LIBOR formula rate
  Carry-Forward Amount:     exceeds the Available Funds Cap, the interest amount
                            represented by that excess will be carried forward, together with interest on such excess at the then applicable LIBOR formula rate (the "Net Funds Cap
                            Carry-Forward Amount"), and will be paid on future payment dates to the extent of any remaining
                            Investor Interest Collections after all other allocations having a higher priority have been paid.
                            Neither the ratings on the notes nor the note insurance policy will cover the payment of such amounts.


Remittance Period:          For any payment date, the calendar month preceding
                            the month of the payment date.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Fixed Allocation            The Fixed Allocation Percentage is expected to be
  Percentage:               98.5% (approximately the ratio of the principal
                            balance of the notes to the mortgage loan pool principal balance on the closing date).


Payments of Principal       On each payment date the noteholders will be
  Scheduled Principal       entitled to receive the Scheduled Principal
  Distribution Amount:      Distribution Amount.

                            The term of the notes has been divided into two periods, the Managed Amortization Period and the Rapid Amortization Period. The Managed Amortization Period is the period commencing on the initial payment date, and ending on the earlier to occur of

                            o the March, 2004 payment date, and

                            o the payment date which immediately precedes the
                              occurrence of a Rapid Amortization Event.

                            The Rapid Amortization Period is the period which immediately follows the Managed Amortization Period. In the absence of a Rapid Amortization Event, the Rapid Amortization Period will begin on the April, 2004 payment date.

                            The Scheduled Principal Distribution Amount equals

                            (A) on any payment date during the Managed
                            Amortization Period, the excess of (x) the lesser of
                            (1) the maximum principal payment and (2) the Net Principal Collections over (y) the
                            Overcollateralization Reduction Amount, if any, for the payment date or

                            (B) on any payment date during the Rapid
                            Amortization Period, the excess of (x) the maximum principal payment over (y) the Overcollateralization Reduction Amount, if any, for the payment date.

                            For any payment date, the maximum principal payment will equal the Fixed Allocation Percentage of the Principal Collections on the mortgage loans received for the related remittance period. For any payment date, the Net Principal Collections is the excess of Principal Collections over the aggregate principal amount of all Additional Balances (representing draws on the mortgage loans) arising during the related remittance period; although in no event will Net Principal Collections be less than zero. For any payment date, the Overcollateralization Reduction Amount will be equal to the amount, if any, by which the overcollateralization of the notes exceeds the Specified Overcollateralization Amount. The Specified Overcollateralization Amount will be a targeted level of overcollateralization that will be specified by the insurer in the insurance agreement related to the notes.

                            In addition, on the final maturity date, which is the March 20, 2027 payment date, the noteholders will be entitled to receive a payment of principal in an amount equal to the outstanding note principal balance, if any. The final maturity date is the twelfth payment date following the latest maturity date of a mortgage loan which amortizes according to its terms.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Accelerated Principal       On each payment date the noteholders will also be
  Payment, Liquidated       entitled to receive principal payments out of
  Loss Amounts and          Investor Interest Collections in the following
  Overcollateralization     amounts, in each case to the extent of the amount
  Deficit:                  remaining after all allocations having a higher
                            priority have been paid:

                            o any Investor Liquidated Loss Amounts realized
                              during the related remittance period to the extent that the Investor Interest Collections are sufficient after all allocations having a higher priority have been paid,

                            o any Overcollateralization Deficit for that payment
                              date, after giving effect to the payment of the Investor Liquidated Loss Amounts described above, to the extent that the Investor Interest Collections are sufficient after all allocations having a higher priority have been paid, and

                            o any Accelerated Principal Payments out of any
                              Excess Cash Flow.

                            Investor Liquidated Loss Amounts will equal the Investor Floating Allocation Percentage of the Liquidated Loss Amounts (meaning the unrecovered principal balance of each defaulted mortgage loan that was liquidated or otherwise charged-off during the related remittance period) for the related payment date.

                            An Overcollateralization Deficit will exist if, and will be equal to any amount by which, the note principal balance exceeds the portion of the mortgage loan pool principal balance represented by the Investor Amount. On the closing date, the Investor Amount will equal the mortgage loan pool principal balance. Thereafter the Investor Amount will equal the original Investor Amount minus the amount of Principal Collections distributed as principal on the notes and minus the Investor Floating Allocation Percentage of all Liquidated Loss Amount incurred on the mortgage loans since the cut-off date. The Investor Floating Allocation Percentage for each payment date will be equal to the percentage equivalent of a fraction, the numerator of which is the Investor Amount and the denominator of which is the mortgage loan pool principal balance, each at the beginning of the related remittance period.

                            Accelerated Principal Payments are amounts applied to pay principal on the notes and thereby increase note overcollateralization. Any Excess Cash Flow (meaning remaining Investor Interest Collections, if any, after payment of insurer reimbursement amounts and all other waterfall allocations having a higher priority) will be applied as Accelerated Principal Payments until the amount of overcollateralization equals the Specified Overcollateralization Amount.

Available Funds:            The sum of the Principal Collections and the
                            Investor Interest Collections for the related payment date. Investor Interest Collections for a payment date will equal the Investor Floating
                            Allocation Percentage of all Interest Collections
                            (which are net of servicing fees due and payable) for the related remittance period.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(LOGO) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Investor Interest           On each payment date, to the extent of the portion
  Collections:              of Available Funds that consist of Investor Interest
  (the "Waterfall")         Collections, the indenture trustee shall make the
                            following allocations, disbursements and transfers in the following order of priority. Each allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred

                            (i) to the indenture trustee, the indenture trustee fee and to the owner trustee, the owner trustee fee;

                            (ii)   to the insurer, the premium due;

                            (iii) to the servicer, reimbursement for Servicing Advances to the extent not previously reimbursed and reimbursement for Servicing Advances which have become non-recoverable;

                            (iv) to the noteholders, the Interest Distribution Amount for the payment date;

                            (v) to the noteholders, as a distribution of principal, an amount equal to the Investor Liquidated Loss Amounts realized during the related remittance period;

                            (vi) to the noteholders, as a distribution of principal, an amount equal to the Overcollateralization Deficit for the payment date;

                            (vii) to the insurer, the Reimbursement Amount, if any;

                            (viii) to the noteholders, as a distribution of
                                   principal, the Accelerated Principal Payment, if any;

                            (ix) to the noteholders, the amount of any Net Funds Cap Carry-Forward Amount;

                            (x) to the indenture trustee and the owner trustee for expenses due them; and

                            (xi) to the certificateholders, any remaining Investor Interest Collections for that payment date.

Draws: During the Managed Amortization Period, total principal collections available to pay down noteholders will be reduced by the amount of the draws. During the Managed Amortization Period if draws exceed total principal collections, or in any case after the Managed Amortization Period, the funding of draws by the seller will generally be reflected in a net increase in the trust certificate balance.

Credit Enhancement:         100% surety bond from Ambac plus limited
                            overcollateralization and excess interest features.
                            The policy will insure (i) timely payment of interest at the Class A note rate, (ii) the remaining Overcollateralization Deficit, if any, on a payment date and (iii) the remaining Class A note principal balance, if any, remaining outstanding on the final maturity date. The policy does not cover
                            Net Funds Cap Carry-Forward Amounts or Relief Act
                            Shortfalls.

Servicer Advances:          The servicer is required to advance scheduled
                            principal and interest to the extent it deems such amounts recoverable under the related mortgage loan.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Logo JPMorgan                                      MELLON FINANCIAL MARKETS, LLC


              Mellon Bank HELOC Trust 2001-1 Collateral Description

Number of Mortgage Loans:                                                          43,739
Number of Mortgage Loans with Cut-off Date Principal Balance
greater than $0.00:                                                                30,391
Aggregate Cut-off Date Credit Limit (1):                                $1,631,015,489.77
Aggregate Cut-off Date Credit Limit of Mortgage Loans with Cut-off
Date Principal Balances greater than $0.00 (1):                         $1,134,401,124.26
Average Cut-off Date Credit Limit:                                             $37,289.73
Aggregate Cut-off Date Principal Balance (2):                             $679,486,727.24
Average Cut-off Date Principal Balance:                                        $15,535.03
Average Cut-off Date Principal Balance of Mortgage Loans with
Cut-off Date Principal Balance greater than $0.00:                             $22,358.16
Weighted Average Seasoning:                                                  68.31 months
Weighted Average Remaining Draw Period:                                      84.96 months
Weighted Average Credit Limit Utilization Percent (5):                             41.66%
Weighted Average Credit Limit Utilization Percent of Mortgage Loans
with Cut-off Date Principal Balances greater than $0.00 (5):
                                                                                   59.90%
Weighted Average Cut-off Date Loan Rate:                                            9.15%
Index Type (3):
   91-Day Treasury Bill:                                                           86.02%
   Prime Rate:                                                                      6.60%
   90-Day Certificate of Deposit:                                                   3.47%
   3-Year Treasury Note:                                                            2.30%
   6-Month Treasury Bill:                                                           1.61%
Weighted Average Margin for Mortgage Loans using 91-Day T-Bill
index:                                                                              3.98%
Property Type:
   Single Family:                                                                  67.59%
   Townhouse:                                                                       3.56%
   2 to 4 Family:                                                                   0.53%
   Condominium:                                                                     0.41%
   Not Available:                                                                  27.92%
Property Use:
   Owner Occupied:                                                                 71.70%
   Non-Owner Occupied:                                                              0.58%
   Not Available:                                                                  27.72%
Lien Position:
   First Position:                                                                 18.81%
   Junior Position (4):                                                            59.60%
   Not Available:                                                                  21.59%
Weighted Average Original Combined Loan-to-Value Ratio:                            68.73%
Weighted Average Junior Mortgage Ratio:                                            45.05%
Weighted Average Credit Score:                                                        739

(1) Current Credit Limit or, if unavailable, the original Credit Limit or, if unavailable, the Cut-off Date Mortgage Loan Principal Balance.
(2) Excludes 410 Mortgage Loans with an aggregate credit as of the Cut-off Date of $58,146.51.
(3) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.
(4)  Includes 2nd, 3rd and 4th lien positions.
(5) Based on Credit Limits of the Mortgage Loans as of the Cut-off Date, subject to footnote (1) above.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Logo JPMorgan                                      MELLON FINANCIAL MARKETS, LLC


             Average Life Sensitivity to Changes in Prepayment Rates

---------------------------------------------------------------------------------------------------------------------
                                                                   Percentage of Original Note
                                                                             Balance
                                                                Amortization Schedule to 10% Call
                                                                 Constant Annual Draw Rate of 25%
                             ----------------------------------------------------------------------------------------
payment date                           CPR 25%          CPR 30%           CPR 35%          CPR 40%           CPR 45%
---------------------------------------------------------------------------------------------------------------------
3/23/01                                   100%             100%              100%             100%              100%
3/20/02                                    99%              93%               86%              79%               73%
3/20/03                                    99%              86%               75%              63%               53%
3/20/04                                    99%              81%               65%              51%               39%
3/20/05                                    71%              53%               39%              28%               19%
3/20/06                                    42%              27%               16%               0%                0%
3/20/07                                    14%               0%                0%               0%                0%
3/20/08                                     0%               0%                0%               0%                0%
3/20/09                                     0%               0%                0%               0%                0%
3/20/10                                     0%               0%                0%               0%                0%
---------------------------------------------------------------------------------------------------------------------
Weighted Average Life                     4.73             3.92              3.28             2.77              2.35
Expected Final Maturity Date           5/20/07         12/20/06           7/20/06          3/20/06          11/20/05
---------------------------------------------------------------------------------------------------------------------



                       Note Paydown Graph at Pricing Speed

                                EOP Note Balance

                               (GRAPHIC OMITTED)

                               Period (in months)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Logo JPMorgan                                      MELLON FINANCIAL MARKETS, LLC


Portfolio by Portfolio Type

----------------------------------------------------------------------------------------------------------------------------------
                            Number of          % of Number of               Aggregate           % of Aggregate      Weighted Avg.
Property Type          Mortgage Loans          Mortgage Loans       Principal Balance        Principal Balance   Seasoning (mths)
----------------------------------------------------------------------------------------------------------------------------------
Single Family                  25,814                  59.02%         $459,265,044.56                   67.59%              49.38
Townhouse                       1,805                   4.13            24,193,058.11                    3.56               54.89
2 to 4 Family                     282                   0.64             3,582,798.12                    0.53               53.14
Condominium                       220                   0.50             2,761,004.05                    0.41               48.23
Not Available                  15,618                  35.71           189,684,822.40                   27.92              116.42
----------------------------------------------------------------------------------------------------------------------------------
Total:                         43,739                 100.00%         $679,486,727.24                  100.00%              68.31
----------------------------------------------------------------------------------------------------------------------------------

Portfolio by Property State (1)

----------------------------------------------------------------------------------------------------------------------------------
Geographic Distribution                    Number of                % of Number of               Aggregate         % of Aggregate
by State                              Mortgage Loans                Mortgage Loans       Principal Balance      Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                  37,163                        84.97%         $549,104,279.78                 80.81%
Delaware                                       1,492                         3.41            26,970,943.46                  3.97
Maryland                                       1,021                         2.33            17,917,981.40                  2.64
New Jersey                                       660                         1.51            13,910,431.29                  2.05
California                                       377                         0.86            11,283,388.69                  1.66
Other (2)                                      2,736                         6.26            56,090,346.82                  8.25
Not Available                                    290                         0.66             4,209,355.80                  0.62
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        43,739                       100.00%         $679,486,727.24                100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) Generally, by property location but, in some cases, by borrower billing address as of the Cut-off Date.
(2) No other state represents more than 1.36% of the aggregate Cut-off Date Principal Balance.

Portfolio by Year of Origination or Acquisition (1)

----------------------------------------------------------------------------------------------------------------------------------
Origination or                         Number of             % of Number of                 Aggregate              % of Aggregate
Acquisition Year                  Mortgage Loans             Mortgage Loans         Principal Balance           Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
1984                                           6                     0.01%                 $82,771.65                      0.01%
1985                                          13                     0.03                  102,214.47                      0.02
1986                                         646                     1.48                7,203,176.11                      1.06
1987                                       1,233                     2.82               13,570,884.57                      2.00
1988                                         953                     2.18               11,331,229.83                      1.67
1989                                       1,274                     2.91               14,375,180.86                      2.12
1990                                       1,668                     3.81               20,988,053.26                      3.09
1991                                       2,834                     6.48               36,943,796.27                      5.44
1992                                       4,087                     9.34               53,507,314.53                      7.87
1993                                       3,513                     8.03               47,168,071.02                      6.94
1994                                       5,334                    12.20               79,466,740.78                     11.70
1995                                       5,365                    12.27               84,615,405.72                     12.45
1996                                       3,720                     8.50               60,000,171.64                      8.83
1997                                       3,712                     8.49               64,281,020.01                      9.46
1998                                       3,441                     7.87               66,470,159.75                      9.78
1999                                       3,251                     7.43               60,089,105.75                      8.84
2000                                       2,434                     5.56               55,578,978.44                      8.18
2001                                         255                     0.58                3,712,452.58                      0.55
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    43,739                    100.00%           $679,486,727.24                     100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) Certain Mortgage Loans acquired by the Seller through bank acquisitions are shown in the Seller's records as having been originated on the date of acquisition, even though such loans may actually have been originated prior thereto.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Logo JPMorgan                                      MELLON FINANCIAL MARKETS, LLC


Portfolio by Combined LTV

-------------------------------------------------------------------------------------------------------------------------
Combined Original                          Number of            % of Number of             Aggregate      % of Aggregate
Loan-to-Value Ratio (%) (1)           Mortgage Loans            Mortgage Loans     Principal Balance   Principal Balance
-------------------------------------------------------------------------------------------------------------------------
0.01 to 5.00                                      19                    0.04%            $102,085.43              0.02%
5.01 to 10.00                                    248                    0.57            1,189,335.96              0.18
10.01 to 15.00                                   512                    1.17            3,696,511.62              0.54
15.01 to 20.00                                   722                    1.65            6,230,556.26              0.92
20.01 to 25.00                                   865                    1.98            8,629,562.15              1.27
25.01 to 30.00                                   966                    2.21           12,693,230.41              1.87
30.01 to 35.00                                 1,118                    2.56           12,829,864.84              1.89
35.01 to 40.00                                 1,306                    2.99           16,110,757.91              2.37
40.01 to 45.00                                 1,410                    3.22           20,517,311.47              3.02
45.01 to 50.00                                 1,730                    3.96           25,382,866.23              3.74
50.01 to 55.00                                 1,696                    3.88           25,876,973.43              3.81
55.01 to 60.00                                 2,059                    4.71           33,446,945.54              4.92
60.01 to 65.00                                 2,476                    5.66           41,197,718.86              6.06
65.01 to 70.00                                 2,950                    6.74           50,952,162.70              7.50
70.01 to 75.00                                 4,880                   11.16           76,197,789.56             11.21
75.01 to 80.00                                 3,995                    9.13           70,486,169.73             10.37
80.01 to 85.00                                 6,753                   15.44          123,171,899.64             18.13
85.01 to 90.00                                 5,689                   13.01          100,090,299.13             14.73
90.01 to 95.00                                    89                    0.20            1,919,749.48              0.28
95.01 to 100.00                                   25                    0.06              728,651.96              0.11
100.01 or greater                                 15                    0.03              256,855.77              0.04
Not Available                                  4,216                    9.64           47,779,429.16              7.03
-------------------------------------------------------------------------------------------------------------------------
Total:                                        43,739                  100.00%        $679,486,727.24            100.00%
-------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Original Combined Loan-to-Value Ratio based on Cut-off Date Principal Balance is 68.73%, excluding loans where the Original Combined Loan-to-Value was unavailable.

Maximum Mortgage Rates (1)

-------------------------------------------------------------------------------------------------------------------------
Maximum Mortgage                   Number of          % of Number of                   Aggregate          % of Aggregate
Rates (%)                     Mortgage Loans          Mortgage Loans           Principal Balance       Principal Balance
-------------------------------------------------------------------------------------------------------------------------
18.00                                 40,157                  92.35%             $620,332,776.06                  91.44%
21.00                                  3,082                   7.09                54,927,068.36                   8.10
22.00                                    246                   0.57                 3,158,620.51                   0.47
-------------------------------------------------------------------------------------------------------------------------
Total:                                43,485                 100.00%             $678,418,464.93                 100.00%
-------------------------------------------------------------------------------------------------------------------------

(1) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.


Minimum Mortgage Rates (1)

-------------------------------------------------------------------------------------------------------------------------
Minimum Mortgage                   Number of          % of Number of                    Aggregate         % of Aggregate
Rates (%)                     Mortgage Loans          Mortgage Loans            Principal Balance      Principal Balance
-------------------------------------------------------------------------------------------------------------------------
0.00 (2)                               42,790                  98.40%              $670,357,109.96                 98.81%
2.00                                      610                   1.40                  7,145,507.91                  1.05
5.50                                       85                   0.20                    915,847.06                  0.13
-------------------------------------------------------------------------------------------------------------------------
Total:                                 43,485                 100.00%              $678,418,464.93                100.00%
-------------------------------------------------------------------------------------------------------------------------

(1) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.
(2) The Minimum Mortgage Rate is not specific on the note and would be considered the margin.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC


Portfolio by Cut-off Date Principal Balance (1)
------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal                  Number of           % of Number of               Aggregate            % of Aggregate
Balance ($)                        Mortgage Loans           Mortgage Loans       Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------------------------
0.00 (2)                                   13,348                  30.52%                    $0.00                     0.00%
0.01 to 4,999.99                            3,933                   8.99              9,389,903.00                     1.38
5,000.00 to 9,999.99                        4,861                  11.11             38,180,170.60                     5.62
10,000.00 to 14,999.99                      5,048                  11.54             63,789,888.80                     9.39
15,000.00 to 19,999.99                      3,873                   8.85             68,044,590.78                    10.01
20,000.00 to 24,999.99                      3,147                   7.19             71,265,565.27                    10.49
25,000.00 to 29,999.99                      2,284                   5.22             62,958,876.18                     9.27
30,000.00 to 34,999.99                      1,581                   3.61             51,507,941.04                     7.58
35,000.00 to 39,999.99                      1,326                   3.03             49,920,573.47                     7.35
40,000.00 to 44,999.99                        955                   2.18             40,662,012.05                     5.98
45,000.00 to 49,999.99                      1,022                   2.34             48,812,908.48                     7.18
50,000.00 to 74,999.99                      1,550                   3.54             94,532,400.96                    13.91
75,000.00 to 99,999.99                        612                   1.40             53,064,068.95                     7.81
100,000.00 to 124,999.99                       95                   0.22             10,572,869.39                     1.56
125,000.00 to 149,999.99                       55                   0.13              7,539,700.24                     1.11
150,000.00 to 174,999.99                       22                   0.05              3,551,752.68                     0.52
175,000.00 to 199,999.99                       19                   0.04              3,574,699.70                     0.53
200,000.00 to 224,999.99                        3                   0.01                607,452.99                     0.09
225,000.00 to 249,999.99                        2                   0.00                481,366.51                     0.07
300,000.00 to 324,999.99                        1                   0.00                300,617.32                     0.04
325,000.00 to 349,999.99                        1                   0.00                338,742.69                     0.05
375,000.00 to 399,999.99                        1                   0.00                390,626.14                     0.06
------------------------------------------------------------------------------------------------------------------------------
Total:                                     43,739                 100.00%          $679,486,727.24                   100.00%
------------------------------------------------------------------------------------------------------------------------------

(1) The average Cut-off Date Mortgage Loan Principal Balance is $15,535.03. The average Cut-off Date Principal Balance of Mortgage Loans with balances greater than $0.00 is $22,358.16.
(2) Excludes 410 Mortgage Loans with an aggregate credit as of the Cut-off Date of $58,146.51.

Portfolio by Cut-off Date Loan Rate (1)

------------------------------------------------------------------------------------------------------------------------------
                                         Number of           % of Number of               Aggregate           % of Aggregate
Loan Rate (%)                       Mortgage Loans           Mortgage Loans       Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------------------------
0.00 to 0.99                                   614                    1.40%                   $0.00                    0.00%
2.00 to 2.99                                     1                    0.00                 9,535.03                    0.00
4.00 to 4.99                                     1                    0.00                24,917.90                    0.00
5.00 to 5.99                                   172                    0.39             6,244,679.13                    0.92
6.00 to 6.99                                 3,570                    8.16             1,021,309.07                    0.15
7.00 to 7.99                                 1,139                    2.60            35,052,998.69                    5.16
8.00 to 8.99                                 6,618                   15.13           147,689,795.05                   21.74
9.00 to 9.99                                27,386                   62.61           443,452,341.64                   65.26
10.00 to 10.99                               3,108                    7.11            36,457,214.36                    5.37
11.00 to 11.99                                 855                    1.95             8,170,854.58                    1.20
12.00 to 12.99                                 268                    0.61             1,309,433.79                    0.19
13.00 to 13.99                                   6                    0.01                53,648.00                    0.01
14.00 to 14.99                                   1                    0.00                     0.00                    0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                      43,739                  100.00%         $679,486,727.24                  100.00%
------------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Loan Rate based on Cut-off Date Principal Balance as of the Cut-off Date is 9.15%.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Portfolio by Credit Utilization Percentage (1)

------------------------------------------------------------------------------------------------------------------------------
Credit Limit                              Number of      % of Number of                Aggregate             % of Aggregate
Utilization Percentage (%)           Mortgage Loans      Mortgage Loans        Principal Balance          Principal Balance
------------------------------------------------------------------------------------------------------------------------------
 0.00 (2)                                    13,348               30.52%                   $0.00                       0.00%
 0.01 to 4.99                                 1,299                2.97             1,238,335.25                       0.18
 5.00 to 9.99                                 1,001                2.29             3,190,997.10                       0.47
 10.00 to 14.99                                 952                2.18             5,261,031.83                       0.77
 15.00 to 19.99                               1,014                2.32             7,608,454.61                       1.12
 20.00 to 24.99                                 964                2.20             8,972,716.86                       1.32
 25.00 to 29.99                                 960                2.19            11,453,483.03                       1.69
 30.00 to 34.99                                 959                2.19            13,061,896.75                       1.92
 35.00 to 39.99                               1,064                2.43            16,270,169.81                       2.39
 40.00 to 44.99                               1,022                2.34            17,716,960.97                       2.61
 45.00 to 49.99                               1,044                2.39            20,395,265.17                       3.00
 50.00 to 54.99                               1,095                2.50            23,561,235.79                       3.47
 55.00 to 59.99                               1,118                2.56            24,870,276.81                       3.66
 60.00 to 64.99                               1,161                2.65            27,539,379.82                       4.05
 65.00 to 69.99                               1,251                2.86            31,098,876.91                       4.58
 70.00 to 74.99                               1,359                3.11            35,278,352.15                       5.19
 75.00 to 79.99                               1,474                3.37            41,056,109.56                       6.04
 80.00 to 84.99                               1,743                3.99            48,936,277.25                       7.20
 85.00 to 89.99                               2,046                4.68            60,557,969.40                       8.91
 90.00 to 94.99                               2,688                6.15            83,267,765.11                      12.25
 95.00 to 99.99                               4,845               11.08           164,925,738.53                      24.27
 100.00 to 104.99 (3)                         1,060                2.42            29,125,286.63                       4.29
 105.00 and greater                             272                0.62             4,100,147.90                       0.60
------------------------------------------------------------------------------------------------------------------------------
Total:                                       43,739              100.00%         $679,486,727.24                     100.00%
------------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Credit Limit Utilization Percentage based on Credit Limit as of the Cut-off Date is 41.66%. The weighted average Credit Limit Utilization Percentage of Mortgage Loans with Cut-off Date Principal Balances greater than $0.00 based on Credit Limit as of the Cut-off Date is 59.90%.
(2) For 13,348 Mortgage Loans having a Cut-off Date Principal Balance of $0.00 or less, the Credit Limit Utilization Rate is assumed to be 0.00%.
(3) For 111 Mortgage Loans having an aggregate Cut-off Date Principal Balance of $1,572,183.32 which are identified on the Seller's system as having no electronic data relating to the original Credit Limit or the Credit Limit as of the Cut-off Date, the Credit Limit Utilization Percentage was assumed to be 100.00%.

Portfolio by Lien Position

------------------------------------------------------------------------------------------------------------------------------
                             Number of        % of Number of             Aggregate        % of Aggregate        Weighted Avg.
Lien Position           Mortgage Loans        Mortgage Loans     Principal Balance     Principal Balance     Seasoning (mths)
------------------------------------------------------------------------------------------------------------------------------
1st Lien                         7,112                16.26%       $127,818,948.18                18.81%                55.96
Junior Lien (1)                 24,366                55.71         404,964,400.63                59.60                 52.07
Not Available                   12,261                28.03         146,703,378.43                21.59                123.88
------------------------------------------------------------------------------------------------------------------------------
Total:                          43,739               100.00%       $679,486,727.24               100.00%                68.31
------------------------------------------------------------------------------------------------------------------------------

(1)  Junior Position includes 2nd, 3rd and 4th lien positions.

Portfolio by Occupancy Type

------------------------------------------------------------------------------------------------------------------------------------
                                   Number of       % of Number of              Aggregate         % of Aggregate        Weighted Avg.
Occupancy                     Mortgage Loans       Mortgage Loans      Principal Balance      Principal Balance     Seasoning (mths)
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        27,942               63.88%        $487,186,565.43                 71.70%               49.65
Non-Owner Occupied                       226                0.52            3,946,220.75                  0.58                45.65
Not Available                         15,571               35.60          188,353,941.06                 27.72               117.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                43,739              100.00%        $679,486,727.24                100.00%               68.31
------------------------------------------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Portfolio by Margin (1) (2)

-----------------------------------------------------------------------------------------------------------------------------------
                                             Number of            % of Number of                  Aggregate          % of Aggregate
Margin                                  Mortgage Loans            Mortgage Loans          Principal Balance       Principal Balance
-----------------------------------------------------------------------------------------------------------------------------------
Less than 0.00                                      25                     0.06%                $745,807.78                   0.11%
0.00 to 0.99                                     1,876                     4.31               40,006,500.25                   5.90
1.00 to 1.99                                       202                     0.46                3,487,422.62                   0.51
2.00 to 2.99                                     1,836                     4.22               46,092,210.33                   6.79
3.00 to 3.99                                     8,940                    20.56              177,701,569.35                  26.19
4.00 to 4.99                                    28,958                    66.59              394,523,427.34                  58.15
5.00 to 5.99                                     1,522                     3.50               13,688,707.24                   2.02
6.00 to 6.99                                       125                     0.29                2,162,937.22                   0.32
7.00 to 7.99                                         1                     0.00                    9,882.80                   0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                          43,485                   100.00%            $678,418,464.93                 100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The "Margin" with respect to a Mortgage Loan is the amount added to the Index Rate for a Mortgage Loan in order to determine the Loan Rate for such Mortgage Loan.
(2) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.

Portfolio by Index Type (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                     Number of         % of Number of             Aggregate      % of Aggregate       Weighted Avg.
Index Type                      Mortgage Loans         Mortgage Loans     Principal Balance   Principal Balance          Margin (2)
-----------------------------------------------------------------------------------------------------------------------------------
91-Day Treasury Bill                    36,277                83.42%        $583,604,355.71             86.02%               3.98%
Prime Rate                               2,279                 5.24           44,803,804.03              6.60                0.18
90-Day Cert. of Deposit                  1,977                 4.55           23,515,990.77              3.47                3.56
3-Year Treasury Note                     1,706                 3.92           15,580,900.21              2.30                4.93
6-Month Treasury Bill                    1,246                 2.87           10,913,414.21              1.61                4.60
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  43,485               100.00%        $678,418,464.93            100.00%               3.75%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.
(2)  Based on Cut-off Date Principal Balance.

Portfolio by Payment Type

------------------------------------------------------------------------------------------------------------------------------------
                                              Number of             % of Number of                  Aggregate         % of Aggregate
Payment Type                             Mortgage Loans             Mortgage Loans          Principal Balance      Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
Rate Range Method Line                           36,787                     84.11%            $606,699,836.92                 89.29%
Amortization Method Line                          3,771                      8.62               43,169,216.29                  6.35
Balance Range Method Line                         2,952                      6.75               26,494,314.42                  3.90
Percent High Balance (1)                             29                      0.07                1,799,593.44                  0.26
Percent Balance Rounded                             185                      0.42                1,044,423.02                  0.15
Fixed Balance                                        15                      0.03                  279,343.15                  0.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                           43,739                    100.00%            $679,486,727.24                100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Except for 29 mortgage loans identified as "Percent High Balance" payment type, all mortgage loans require some amortization during the draw period.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Portfolio by Draw Period (1)
-------------------------------------------------------------------------------------------------------------------------------
                                                 Number of         % of Number of              Aggregate        % of Aggregate
Draw Period (months)                        Mortgage Loans         Mortgage Loans      Principal Balance     Principal Balance
-------------------------------------------------------------------------------------------------------------------------------
10-Year Draw                                        19,115                 43.70%        $345,278,385.02               50.81%
5-Year Draw/10 Year Draw Extension                  19,371                 44.29          277,425,744.66               40.83
Perpetual Draw until maturity                        3,980                  9.10           44,663,105.11                6.57
5-Year Non-Extendable Draw                           1,256                  2.87           11,136,452.12                1.64
5-Year Draw Interest-Only/10-Year Draw
Extension with P&I                                      17                  0.04              983,040.33                0.14
-------------------------------------------------------------------------------------------------------------------------------
Total:                                              43,739                100.00%        $679,486,727.24              100.00%
-------------------------------------------------------------------------------------------------------------------------------

(1) For 134 loans with an aggregate Cut-Off Date Principal Balance of $2,381,563.88 the draw period and/or applicable extensions have terminated.


Portfolio by Remaining Draw Period (1)
-------------------------------------------------------------------------------------------------------------------------------

Remaining                               Number of    % of Number of Mortgage                   Aggregate        % of Aggregate
Draw Period (months)               Mortgage Loans                      Loans           Principal Balance     Principal Balance
-------------------------------------------------------------------------------------------------------------------------------
0 (2)                                       4,114                     9.41%               $47,044,668.99                6.92%
1 to 48                                       487                     1.11                  7,397,458.22                1.09
49 to 54                                    1,814                     4.15                 24,901,969.91                3.66
55 to 60                                    3,163                     7.23                 47,852,742.12                7.04
61 to 66                                    3,605                     8.24                 53,956,841.63                7.94
67 to 72                                    3,304                     7.55                 48,726,422.29                7.17
73 to 78                                    4,316                     9.87                 64,905,708.12                9.55
79 to 84                                    3,265                     7.46                 53,051,216.13                7.81
85 to 90                                    3,652                     8.35                 59,906,364.40                8.82
91 to 96                                    3,475                     7.94                 51,716,121.59                7.61
97 to 102                                   4,343                     9.93                 70,565,370.72               10.39
103 to 108                                  4,309                     9.85                 76,413,884.36               11.25
109 to 114                                  2,978                     6.81                 56,225,059.67                8.27
115 to 120                                    914                     2.09                 16,822,899.09                2.48
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     43,739                   100.00%              $679,486,727.24              100.00%
-------------------------------------------------------------------------------------------------------------------------------

(1) The weighted average Remaining Draw Period based on Cut-off Date Principal Balance is 84.96 months excluding Perpetual Draw loans and loans in repayment period.
(2) Includes 3,980 Mortgage Loans with an aggregate Cut-off Date Principal Balance of $44,663,105.11 having an unlimited Draw Period until maturity and 134 Mortgage Loans with an aggregate Cut-off Date Principal Balance of $2,381,563.88 for which the draw period and/or applicable extensions have terminated.


Portfolio by Direct Debit/Monthly Billing
-------------------------------------------------------------------------------------------------------------------------------
                                        Number of          % of Number of             Aggregate                 % of Aggregate
Method                             Mortgage Loans          Mortgage Loans     Principal Balance              Principal Balance
-------------------------------------------------------------------------------------------------------------------------------
Direct Debit to Checking                   23,838                  54.50%       $389,082,768.66                         57.26%
Non-Direct Debit                           19,901                  45.50         290,403,958.58                         42.74
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     43,739                 100.00%       $679,486,727.24                        100.00%
-------------------------------------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Portfolio by Rate Adjustment Frequency (1)
----------------------------------------------------------------------------------------------------------------------
Rate Adjustment                         Number of          % of Number of             Aggregate        % of Aggregate
Frequency                          Mortgage Loans          Mortgage Loans     Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------------------
Monthly                                    40,418                  92.95%       $645,130,201.86                95.09%
Quarterly                                   1,552                   3.57          20,306,537.14                 2.99
Semi-Annually                               1,515                   3.48          12,981,725.93                 1.91
----------------------------------------------------------------------------------------------------------------------
Total:                                     43,485                 100.00%       $678,418,464.93               100.00%
----------------------------------------------------------------------------------------------------------------------

(1) Excludes 254 fixed rate Mortgage Loans with an aggregate Cut-off Date Principal Balance of $1,068,262.31.



Portfolio by Junior Mortgage Ratio of Mortgage Loans (1) (2)
----------------------------------------------------------------------------------------------------------------------
Junior Mortgage                         Number of          % of Number of             Aggregate        % of Aggregate
Ratio (%)                          Mortgage Loans          Mortgage Loans     Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------------------
0.01 to 10.00                               1,356                  4.61%         $10,224,628.04                2.17%
10.01 to 20.00                              5,736                 19.51           63,904,994.08               13.59
20.01 to 30.00                              5,721                 19.46           82,456,565.56               17.54
30.01 to 40.00                              4,489                 15.27           77,737,987.81               16.53
40.01 to 50.00                              3,408                 11.59           62,534,891.36               13.30
50.01 to 55.00                              1,252                  4.26           25,348,547.58                5.39
55.01 to 60.00                              1,205                  4.10           23,381,142.36                4.97
60.01 to 65.00                                976                  3.32           19,557,093.99                4.16
65.01 to 70.00                                841                  2.86           16,272,213.79                3.46
70.01 to 75.00                                797                  2.71           16,190,950.14                3.44
75.01 to 80.00                                742                  2.52           16,222,324.82                3.45
80.01 to 85.00                                644                  2.19           12,736,352.43                2.71
85.01 to 90.00                                743                  2.53           14,799,829.01                3.15
90.01 to 95.00                                731                  2.49           14,045,844.14                2.99
95.01 to 100.00                               756                  2.57           14,733,176.14                3.13
----------------------------------------------------------------------------------------------------------------------
Total:                                     29,397                100.00%        $470,146,541.25              100.00%
----------------------------------------------------------------------------------------------------------------------

(1) The weighted average Junior Mortgage Ratio based on Cut-off Date Principal Balance is 45.05%.
(2) Excludes Mortgage Loans with respect to which the Seller has a first lien position or with respect to which the Junior Mortgage Ratio could not be calculated.

Portfolio by Current Credit Scores (1) (2) (3)
----------------------------------------------------------------------------------------------------------------------
Credit                                  Number of          % of Number of             Aggregate        % of Aggregate
Score Range                        Mortgage Loans          Mortgage Loans     Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------------------------------
650 or less                                 1,963                  4.49%         $46,195,130.35                6.80%
651 to 675                                  1,329                  3.04           31,581,783.11                4.65
676 to 700                                  2,257                  5.16           51,056,757.70                7.51
701 to 725                                  3,716                  8.50           79,217,273.82               11.66
726 to 750                                  5,848                 13.37          115,263,251.79               16.96
751 to 775                                  8,171                 18.68          137,545,946.35               20.24
776 to 800                                 13,314                 30.44          152,760,289.68               22.48
801 to 825                                  5,314                 12.15           33,405,055.63                4.92
826 to 850                                     19                  0.04              156,361.08                0.02
Not Available                               1,808                  4.13           32,304,877.73                4.75
----------------------------------------------------------------------------------------------------------------------
Total:                                     43,739                100.00%        $679,486,727.24              100.00%
----------------------------------------------------------------------------------------------------------------------

(1)  The weighted average Credit Score as of the Cut-off Date is 739.
(2)  Credit Scores were acquired from TransUnion on January 22, 2001.
(3) Credit Scores represent the maximum of the Primary Borrower and Co-Borrower Credit Scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
                                                                              15

(Logo) JPMorgan                                    MELLON FINANCIAL MARKETS, LLC

Portfolio by Credit Limit of Mortgage Loans (1) (2)
------------------------------------------------------------------------------------------------------------------------------------
                                      Number of          % of Number of             Aggregate      % of Aggregate          Aggregate
Credit Limit ($)                 Mortgage Loans          Mortgage Loans     Principal Balance   Principal Balance   Credit Limit (3)
------------------------------------------------------------------------------------------------------------------------------------
0.01 to 4,999.99                             20                0.05%              $58,438.90              0.01%           $59,093.52
5,000.00 to 9,999.99                         60                0.14               272,549.86              0.04            402,161.98
10,000.00 to 14,999.99                    5,444               12.45            27,373,542.36              4.03         57,542,797.08
15,000.00 to 19,999.99                    5,629               12.87            42,474,018.69              6.25         87,271,201.54
20,000.00 to 24,999.99                    4,356                9.96            44,229,306.94              6.51         89,947,169.91
25,000.00 to 29,999.99                    5,713               13.06            63,270,571.74              9.31        144,951,852.18
30,000.00 to 34,999.99                    3,514                8.03            49,720,085.26              7.32        107,418,095.47
35,000.00 to 39,999.99                    2,304                5.27            39,338,442.57              5.79         82,225,092.40
40,000.00 to 44,999.99                    2,660                6.08            48,033,520.12              7.07        107,791,013.00
45,000.00 to 49,999.99                    1,253                2.86            24,826,611.90              3.65         57,451,751.11
50,000.00 to 74,999.99                    8,251               18.86           174,859,033.67             25.73        445,944,584.05
75,000.00 to 99,999.99                    2,140                4.89            69,104,497.61             10.17        172,570,762.53
100,000.00 to 124,999.99                  1,854                4.24            63,200,453.84              9.30        187,441,975.00
125,000.00 to 149,999.99                    172                0.39             8,975,210.96              1.32         22,669,690.00
150,000.00 to 174,999.99                    178                0.41            10,189,409.64              1.50         27,125,400.00
175,000.00 to 199,999.99                     54                0.12             3,646,733.35              0.54          9,815,450.00
200,000.00 to 224,999.99                    106                0.24             6,751,523.16              0.99         21,317,400.00
225,000.00 to 249,999.99                      6                0.01               144,339.17              0.02          1,379,000.00
250,000.00 to 274,999.99                     11                0.03             1,294,071.02              0.19          2,750,000.00
300,000.00 to 324,999.99                      4                0.01               512,497.09              0.08          1,200,000.00
325,000.00 to 349,999.99                      3                0.01               508,037.65              0.07            991,000.00
350,000.00 to 374,999.99                      3                0.01                     0.00              0.00          1,050,000.00
400,000.00 to 424,999.99                      3                0.01               703,831.74              0.10          1,200,000.00
500,000.00 or greater                         1                0.00                     0.00              0.00            500,000.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   43,739              100.00%         $679,486,727.24            100.00%    $1,631,015,489.77
------------------------------------------------------------------------------------------------------------------------------------

(1)  The average Credit Limit as of the Cut-off Date was $37,289.73.
(2) 628 Mortgage Loans having an aggregate Cut-off Date Principal Balance of $8,094,923.63 are identified on the Seller's electronic records as having a current Credit Limit as of the Cut-off Date of $0.00. With respect to such loans, it was assumed that the Cut-off Date Credit Limit was equal to the original Credit Limit. With respect to 111 Mortgage Loans having an aggregate Cut-off Date Principal Balance of $1,572,183.32, no electronic data is available as to either the original Credit Limit or the Cut-off Date Credit Limit. With respect to such loans, it was assumed that the Cut-off Date Credit Limit was equal to the Cut-Off Date Principal Balance.
(3) The aggregate Cut-off Date Credit Limit of Mortgage Loans with Cut-off Date Principal Balances greater than $0.00 is $1,134,401,124.26.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
                                                                              16